EXHIBIT 10.2

NEITHER THIS CONVERTIBLE NOTE NOR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION (TOGETHER, THE “SECURITIES LAWS”) AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ENCUMBERED IN THE ABSENCE OF COMPLIANCE WITH SUCH SECURITIES LAWS AND UNTIL THE ISSUER THEREOF SHALL HAVE RECEIVED AN OPINION FROM COUNSEL ACCEPTABLE TO IT THAT THE PROPOSED DISPOSITION WILL NOT VIOLATE ANY APPLICABLE SECURITIES LAWS. TRANSFER OF THIS CONVERTIBLE NOTE IS ALSO RESTRICTED BY THE CONVERTIBLE NOTES PURCHASE AGREEMENT REFERRED TO HEREIN.

THE PAYMENT AND PERFORMANCE OF THIS CONVERTIBLE NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN CONVERTIBLE NOTES PURCHASE AGREEMENT ENTERED INTO AS OF APRIL 10, 2007, AS AMENDED BY THAT CERTAIN AMENDMENT TO CONVERTIBLE NOTES PURCHASE AGREEMENT DATED JUNE 19, 2007, BY THE HOLDER AND ISSUER.

CERTIFICATE NO: 3

CONVERTIBLE PROMISSORY NOTE

$4,000,000.00	June 19, 2007

FOR VALUE RECEIVED, Wits Basin Precious Minerals Inc., a corporation organized and existing under the laws of the State of Minnesota (“Issuer”), hereby unconditionally promises to pay to the order of China Gold LLC, a Kansas limited liability company, or its successors and assigns (the “Holder”) on or before September 17, 2007, subject to extension as set forth below (the “Maturity Date”), the principal sum of up to Four Million Dollars and 00/100 Cents ($4,000,000.00) (the “Principal”), together with accrued and unpaid interest thereon, as provided herein, from the date set forth in Section 3 below until fully paid (the “Indebtedness”), all without relief from valuation or appraisement laws. This Convertible Promissory Note (the “Note”) is issued pursuant to that certain Convertible Notes Purchase Agreement dated as of April 10, 2007, as amended by that certain Amendment to Convertible Notes Purchase Agreement dated June 19, 2007, by and between Issuer and Holder (as amended, modified, or replace from time to time, the “Convertible Notes Purchase Agreement”). The Maturity Date may be extended for additional periods of thirty (30) days, but in no event later than December 31, 2007, upon the written request of Issuer, provided that at the time of the original Maturity Date defined above and the last day of any extension period that certain Agreement and Plan of Merger dated April 20, 2007 by and among Issuer, Easyknit Enterprises Holdings Limited and Race Merger, Inc. (as the same may be amended from time to time, the “Merger Agreement”) has not been terminated by the parties thereto. In the event the Merger Agreement is terminated after the original Maturity Date defined above, the Indebtedness shall become due and payable upon the expiration of fifteen (15) days following Issuer’s receipt of written notice of Holder calling such Indebtedness due and payable due to the termination of the Merger Agreement.

1. Payment of Principal and Interest. Subject to acceleration, earlier required payment, in cash or by conversion, as provided for elsewhere in this Note, the Convertible Notes Purchase Agreement or any of the other agreements, documents, and instruments relating to any of the Indebtedness or any security therefor that are required by the Convertible Notes Purchase Agreement to be executed and delivered to or for the benefit of Holder (collectively, together with this Note and the Convertible Notes Purchase Agreement, the “Investment Documents”), the principal balance of this Note, and any accrued and unpaid interest thereon, shall be due and payable at the earlier of (i) the Maturity Date or (ii) such time Issuer and/or Issuer’s majority-owned subsidiaries receive cumulative financing from one or more third parties in the aggregate amount of at least $50,000,000 from and after the date of this Note (a “Substantial Financing”).

Issuer shall make all payments payable in cash under this Note in lawful money of the United States. All payments paid by Issuer to Holder under this Note and under the other Investment Documents shall be applied in the following order of priority: (a) to amounts, other than principal and interest, due to Holder pursuant to this Note for all costs of collection of any kind, including reasonable attorneys’ fees and expenses; (b) to accrued but unpaid interest on this Note; and (c) to the unpaid principal balance of this Note. If Issuer makes any payment of principal, interest or other amounts upon the Indebtedness by check, draft, or other remittance, Holder shall not be deemed to have received such payment until Holder actually receives the payment instrument.

2. Additional Conditional Consideration. In the event this Note is paid in full by Issuer in cash or other immediately available funds, whether pursuant to a Substantial Financing, Prepayment of the entire outstanding balance of this Note, or at the Maturity Date (but not upon the conversion or other satisfaction of this Note), Holder shall, subject to the limitations of Section 7.6, have the right to purchase, from the date of such payment in full until the earlier of (i) immediately prior to the Merger (as defined in Section 7.3) or (ii) five (5) years from the date such payment, up to 4,000,000 shares of Issuer’s common stock at a price per share of $1.00 (the “Purchase Right”).  In the event the issuance of a Purchase Right is required pursuant to the terms of this Section 2, Issuer shall deliver to Holder an option agreement, with standard terms and conditions as agreed upon by Issuer and Holder, evidencing Holder’s purchase rights as set forth herein. Issuer shall provide, as reasonably practicable, Holder notice of the proposed time of effectiveness of a Substantial Financing or Merger within a reasonable time prior to such proposed effectiveness. The provisions of Section 8 shall apply as practicable to any such purchase rights arising from this Section to avoid any inequity to Issuer and Holder.

3. Calculation of Interest. Interest shall accrue on the outstanding principal balance at the end of each day on which any amount is outstanding under this Note at the rate of 8.25% (the “Interest Rate”) per annum. Interest shall be calculated on a basis of the actual number of days elapsed over a year of 365 days, commencing as of the date hereof.

4. Prepayment. This Note may be prepaid in cash or other immediately available funds, in whole or in part, by Issuer at any time and from time to time, without premium or penalty (a “Prepayment”).

5. Waiver. Payment of principal and interest due under this Note shall be made without presentment or demand. The Issuer and all others at any time liable directly or indirectly (including, without limitation, the Issuer, any co-makers, endorsers, sureties and guarantors, all of which are referred to herein as “Parties”), severally waive presentment, demand and protest, notice of protest, demand, and dishonor, and nonpayment of this Note, and all diligence in collection and agree to pay all costs of collection when incurred, including reasonable attorneys’ fees, and to perform and comply with each of the covenants, conditions, provisions, and agreements of the Issuer contained in every instrument now evidencing the Indebtedness. No release by Holder of any security for payment of the Indebtedness or any modification or restructuring in respect of any lien or security interest held or at any time obtained or acquired by Holder for payment of such Indebtedness shall operate to release, discharge, impair or alter the liability of any Party liable at any time directly or indirectly for payment of such Indebtedness.

6. Renewal and Modification. Issuer further agrees that the Indebtedness may be from time to time, extended, renewed, modified, rearranged, or evidenced by one or more other notes or obligations in substitution for this Note and upon and for such term or terms agreed to by Issuer and Holder in writing, and with or without notice to other Parties. Issuer agrees that upon and after such extension, renewal, modification, rearrangement, substitution, or other change in form of the Indebtedness, each of the other Parties shall remain liable in respect of the Indebtedness so renewed, extended, modified, rearranged, or otherwise evidenced in the same capacity and to the same extent as prior thereto. No release or discharge (in whole or in part) of any Party hereto by Holder shall in any manner impair, release, discharge, or alter the liability of any other Party.

7. Conversion.

7.1 Optional Conversion. Subject to the limitations set forth in Section 7.6 hereof, from and after the expiration of one hundred twenty (120) days from the date hereof, at any time while any portion of the Principal or accrued and unpaid interest under this Note is outstanding, the Holder shall have the right, at the Holder’s option, to convert (an “Optional Conversion”) all or any portion of the unpaid Principal and accrued interest under this Note (the “Conversion Amount”) into the number of shares of Issuer’s common stock (the “Common Stock”) computed by dividing the Conversion Amount by a conversion price of $1.00 per share (the “Conversion Price”). The Conversion Price shall be subject to adjustment from time to time pursuant to Section 8 hereof.

7.2 Effect and Procedure of Optional Conversion. An Optional Conversion shall occur pursuant to the terms of this Note by Holder’s delivery to Issuer at its principal office a notice of Optional Conversion identifying the amount of the Optional Conversion (a “Notice of Optional Conversion”) (by facsimile or other reasonable means of communication) prior to 5:00 p.m. local time in Minneapolis, Minnesota on the Conversion Date. Holder shall not be required to physically surrender this Note to Issuer unless the entire unpaid Principal amount of this Note, together with accrued and unpaid interest, is so converted or otherwise paid in full. The Holder and Issuer shall maintain records showing the Principal and accrued and unpaid interest under the Note so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and Issuer, so as not to require physical surrender of this Note upon each such Optional Conversion. In the event of any dispute or discrepancy, such records of Issuer shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Note is converted as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to Issuer, whereupon Issuer will forthwith issue and deliver upon the order of the Holder a new note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid Principal and any unpaid and accrued interest of this Note. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted Principal amount of this Note may be less than the amount stated on the face hereof.

Upon receipt of any Notice of Optional Conversion, Issuer shall, within five (5) Business Days, issue and deliver to such Holder at the address designated by such Holder a certificate or certificates for the number of shares of Common Stock the Holder shall be entitled to upon such Optional Conversion (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to Issuer). The person or persons entitled to receive the shares of Common Stock issuable upon such Optional Conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of the Conversion Date. Upon Optional Conversion of all or a portion of this Note, Issuer will be forever released from all of its obligations and liabilities under this Note with regard to that portion of the Principal and accrued interest being converted, including without limitation the obligation to pay such portion of the Principal and accrued interest.

7.3 Automatic Conversion. All unpaid Principal and accrued and unpaid interest on this Note shall be automatically converted (an “Automatic Conversion”), effective immediately prior to the effective date of Issuer’s proposed merger transaction with Easyknit Enterprises Holdings Limited (the “Merger”), into the number of shares of Common Stock computed by dividing such outstanding amount by the then current Conversion Price.

7.4 Effect and Procedure of Automatic Conversion. Upon Automatic Conversion, Issuer will be forever released from all of its obligations and liabilities to Holder under this Note, including without limitation the obligation to pay the principal amount and accrued interest under the Note. Upon Holder’s surrender of this Note to Issuer at its principal office, Issuer shall, at its expense and as soon as practicable thereafter, issue and deliver to Holder one or more certificates representing that number of shares of Common Stock to which Holder is entitled, or, as applicable capital stock of the surviving company to the Merger pursuant to Section 7.3 hereof (in any case, bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to Issuer). The Automatic Conversion of this Note shall be deemed to have been made immediately prior to the effective time of the Merger, and the person or persons entitled to receive Common Stock upon such conversion shall be treated for all purposes as the record holder(s) of such Common Stock as of such date.

7.5 No fractional shares. No fractional shares shall be issued upon any conversion of this Note. In lieu of any fractional share of Common Stock to which Holder would otherwise be entitled, an amount in cash equal to such fraction multiplied by the fair market value of a share of Common Stock, such fair market value to be determined as follows (as applicable): (a) if the Common Stock is traded on an exchange or is quoted on The NASDAQ National Market, NASDAQ SmallCap Market or the OTC Bulletin Board, then the average closing or last sale prices, respectively, reported for the date of conversion; (b) if the Common Stock is traded in the over-the-counter market, then the average of the closing bid and asked prices reported on the date of conversion; or (c) if the Common Stock is not publicly traded and there has been no Qualifying Sale, then fair market value of such stock will be determined by Issuer’s board of directors, acting in good faith utilizing customary business valuation criteria and methodologies (without discount for lack of marketability or minority interest).

7.6 Limitation of Conversion of Note or Exercise of Purchase Right. Except with respect to a conversion pursuant to Section 7.3 hereof, Holder may not convert any or all of the outstanding balance of this Note or exercise any Purchase Right set forth in Section 2 during the time period and to the extent that the shares of Common Stock that Purchaser could acquire upon such conversion or exercise would cause the Beneficial Ownership (as defined below) of Common Stock held by Holder and its Affiliates (as defined in the Convertible Notes Purchase Agreement) to exceed 4.99%. The parties shall compute “Beneficial Ownership" of Common Stock in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Holder will, at the request of Issuer, from time to time, notify Issuer of Holder’s computation of Holder’s Beneficial Ownership. By written notice to Issuer, Holder may waive the provisions of this Section 7.6, but any such waiver will not be effective until the 61st day after delivery thereof. Nothing herein shall preclude Holder or its Affiliates from disposing of a sufficient number of other shares of Common Stock beneficially owned by Holder or its Affiliates so as to thereafter permit the conversion of this Note or exercise of the Purchase Right.

8. Conversion Price Adjustments.

8.1 Adjustment for Stock Splits or Combinations. In the event of: (a) the payment of dividends on any of Issuer’s capital stock payable in Common Stock or securities convertible into or exercisable for Common Stock; (b) the subdivision of Issuer’s outstanding shares of Common Stock into a greater number of shares; or (c) the combination of Issuer’s outstanding shares of Common Stock, by reclassification or otherwise; then the Conversion Price shall be adjusted proportionately to reflect the reduction or increase in the value of each share of Common Stock.

8.2 Notice of Adjustment. Upon any adjustment of the Conversion Price, Issuer shall give written notice thereof within thirty (30) days, by first-class mail, postage prepaid, addressed to Holder as shown on Issuer’s books, which notice shall state the adjusted Conversion Price and set forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

8.3 Effect of Reorganization, Reclassification, Merger, Etc. If at any time Issuer: (a) reorganizes its capital stock (other than by the issuance of shares of Common Stock in subdivision of outstanding shares of Common Stock, and other than by a share combination, as provided for in Section 8.1); (b) consolidates or merges with another corporation, or sells, conveys, leases or otherwise transfers all or substantially all of its property to any other corporation or entity, which transaction is effected in a manner such that the holders of Common Stock shall be entitled to receive cash, stock, securities, ownership interest, or assets with respect to or in exchange for Common Stock; or (c) pays a dividend or makes any other distribution upon any class of its capital stock, which dividend or distribution is payable in Issuer securities or other Issuer property (other than cash); then, as a part of such transaction, lawful provision shall be made so that Holder shall have the right thereafter to receive, upon conversion of this Note, the number of shares of stock, ownership interests, or other securities or property of the Issuer or of the successor corporation or entity resulting from such transaction, or of the corporation or entity to which the Issuer property has been sold, conveyed, leased or otherwise transferred, as the case may be, which Holder would have been entitled to receive upon transaction if this Note had been converted immediately prior thereto. In any such case, appropriate adjustments (as determined by the Issuer’s board of directors) shall be made in the application of the provisions set forth in this Note (including an adjustment to the Conversion Price) so that the provisions set forth herein shall thereafter be applicable, as near as reasonably may be, in relation to any shares, ownership interests, or other property thereafter deliverable upon the conversion of this Note as if the Note had been converted immediately prior to such transaction and Holder had carried out the terms of the exchange as provided for by such transaction. The Issuer shall not effect any such capital reorganization, consolidation, merger or transfer unless, upon or prior to the consummation thereof, the successor corporation(s) or entity(ies) to which Issuer property has been sold, conveyed, leased or otherwise transferred shall assume by written instrument the obligation to deliver to Holder such shares of stock, ownership interests, securities, cash, or property which Holder is entitled to receive under the foregoing provisions of this Section 8.3.

8.4 Subsequent Issuance or Sale of Common Stock.

(a) In the event Issuer shall issue, after the date hereof and while this Note remains outstanding (a “Dilutive Issuance”), (i) any additional shares of Common Stock or other class of the Issuer’s common stock (“Additional Shares”) or (ii) options, warrants or other securities that can, by their terms, be converted into Common Stock or other classes of Issuer’s common stock (“Additional Option Shares”) for consideration per share less than the Conversion Price, the Conversion Price shall automatically be adjusted to a price (calculated to the nearest cent) determined by dividing:

(i) an amount equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Conversion Price, (y) the number of shares of Common Stock issuable upon conversion or exchange of any obligations or of any shares of stock of Issuer outstanding immediately prior to such issue or sale multiplied by the Conversion Price, and (z) an amount equal to the aggregate “consideration actually received” by Issuer pursuant to such Dilutive Issuance, by

(ii) the sum of the number of shares of Common Stock outstanding immediately after such issue or sale and the number of shares of Common Stock issuable upon conversion or exchange of any obligations or of any shares of stock of Issuer outstanding immediately after such issue or sale.

Issuer shall immediately notify the holder of such adjusted Conversion Price.

(b) If Issuer shall sell and issue shares of Common Stock or other class of Issuer’s common stock, or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase shares of Common Stock or other class of Issuer’s common stock, for consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the total consideration per share paid to Issuer for the purposes of this Section 8.4, the board of directors of Issuer shall determine, in its discretion, the fair value of said property and such determination, if made in good faith, shall be binding upon the Holder.

For purposes of this Section 8.4, the following provisions will be applicable:

(A) In the case of an issue or sale for cash of shares of Common Stock, the “consideration actually received’” by Issuer relating to a Dilutive Issuance therefore shall be deemed to be the amount of cash received in such Dilutive Issuance, before deducting therefrom any commissions or expenses paid by Issuer.

(B) In case of a Dilutive Issuance (otherwise than upon conversion or exchange of obligations or shares of stock of Issuer) of additional shares of Common Stock for a consideration other than cash or a consideration partly other than cash, the amount of the consideration other than cash received by Issuer for such shares, then the board of directors shall determine, in its discretion, the fair the value of such consideration, which, if made in good faith, shall be binding upon the Holder.

(C) In case of a Dilutive Issuance by Issuer in any manner of any rights to subscribe for or to purchase shares of Common Stock, or any option for the purchase of shares of Common Stock or stock convertible into Common Stock, all shares of Common Stock or stock convertible into Common Stock to which the holders of such rights or options shall be entitled to subscribe for or purchase pursuant to such rights or options shall be deemed “outstanding” as of the date of the offering of such rights or the granting of such options, as the case may be, and the minimum aggregate consideration named in such rights or options for the shares of Common Stock or stock convertible into Common Stock covered thereby, plus the consideration, if any, received by Issuer for such rights or options, shall be deemed to be the “consideration actually received” by Issuer (as of the date of the offering of such rights or the granting of such options, as the case may be) for the issuance of such shares.

(D) In case of a Dilutive Issuance by Issuer in any manner of any obligations or of any shares of stock of Issuer that shall be convertible into or exchangeable for Common Stock, all shares of Common Stock issuable upon the conversion or exchange of such obligations or shares shall be deemed issued as of the date such obligations or shares are issued, and the amount of the “consideration actually received” by Issuer for such additional shares of Common Stock shall be deemed to be the total of (X) the amount of consideration received by Issuer upon the issuance of such obligations or shares, as the case may be, plus (Y) the minimum aggregate consideration, if any, other than such obligations or shares, receivable by Issuer upon such conversion or exchange, except in adjustment of dividends.

(E) The amount of the “consideration actually received” by Issuer upon the issuance of any rights or options referred to in subparagraph (C) above or upon the issuance of any obligations or shares which are convertible or exchangeable as described in subparagraph (D) above, and the amount of the consideration, if any, other than such obligations or shares so convertible or exchangeable, receivable by Issuer upon the exercise, conversion or exchange thereof shall be determined in the same manner provided in subparagraphs (A) and (B) above with respect to the consideration received by Issuer in case of the issuance of additional shares of Common Stock; provided, however, that if such obligations or shares of stock so convertible or exchangeable are issued in payment or satisfaction of any dividend upon any stock of Issuer other than Common Stock, the amount of the “consideration actually received” by Issuer upon the original issuance of such obligations or shares or stock so convertible or exchangeable shall be deemed to be the value of such obligations or shares of stock, as of the date of the adoption of the resolution declaring such dividend, as determined by the board of directors of Issuer at or as of that date. On the expiration of any rights or options referred to in subparagraph (C), or the termination of any right of conversion or exchange referred to in subparagraph (D), or any change in the number of shares of Common Stock deliverable upon exercise of such options or rights or upon conversion of or exchange of such convertible or exchangeable securities, the Conversion Price shall forthwith be readjusted to such Conversion Prices as would have obtained had the adjustments made upon the issuance of such options, rights or convertible or exchangeable securities been made upon the basis of the delivery of only the number of shares of Common Stock actually delivered or to be delivered upon the exercise of such rights or options or upon the conversion or exchange of such securities.

9. Events of Default. Any one or more of the following events shall constitute an event of default (each, an “Event of Default”) under this Note: (a) Issuer fails to timely pay as and when due any monetary obligation under this Note in accordance with the terms hereof; (b) Issuer’s assignment for the benefit of creditors, or filing of a petition in bankruptcy or for reorganization or to effect a plan or arrangement with creditors; (c) Issuer’s application for, or voluntary permission of, the appointment of a receiver of trustee for any or all Company property; (d) any action or proceeding described in the foregoing paragraphs (b) or (c) is commenced against Issuer and such action or proceeding is not vacated within sixty (60) days of its commencement; (e) Issuer’s dissolution or liquidation; and (f) an event of default under any other Investment Document shall have occurred.

10. Rights and Remedies. Upon the occurrence, and during the continuation, of an Event of Default (a) all Indebtedness and all other amounts due and owing under this Note shall (at the option of Holder) immediately become due and payable without demand and without notice to Issuer, (b) Holder shall have all rights, powers and remedies set forth in the Investment Documents, as well as any and all rights and remedies available to it under any applicable law or as otherwise provided at law or in equity; (c) Issuer shall pay to Holder, in addition to the sums stated above, the costs of collection, regardless of whether litigation is commenced, including reasonable attorneys’ fees; and (d) notwithstanding any other provision of this Note, during the period of existence of such Event of Default, upon written notice from Holder, interest on the Indebtedness shall accrue and be paid, not at the Interest Rate, but at a default interest rate that is equal to 11.25% per annum.

Holder may employ an attorney to enforce its rights and remedies hereunder and Issuer hereby agrees to pay Holder’s reasonable attorneys’ fees and other reasonable expenses, including reasonable expenses relating to any assistance provided by Holder to Issuer in resolving such defaults and amounts incurred by Holder in exercising any of Holder’s rights and remedies upon an Event of Default. Holder’s rights and remedies under this Note and the other Investment Documents shall be cumulative. Holder shall have all other rights and remedies not inconsistent herewith as provided under the Uniform Commercial Code as in effect in the State of Kansas, or otherwise by law, or in equity. No exercise by Holder of one right or remedy shall be deemed an election, and no waiver by Holder of any Event of Default shall be deemed a continuing waiver. No delay by Holder shall constitute a waiver, election, or acquiescence by it.

11. Revival and Reinstatement of Note. To the extent that any payment to Holder or any payment or proceeds of any collateral received by Holder in reduction of the Indebtedness is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, to Issuer (or Issuer’s successor) as a debtor-in-possession, or to a receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then the portion of the Indebtedness intended to have been satisfied by such payment or proceeds shall remain due and payable hereunder, be evidenced by this Note, and shall continue in full force and effect as if such payment or proceeds had never been received by Holder whether or not this Note has been marked “paid” or otherwise canceled or satisfied or has been delivered to Issuer, and in such event Issuer shall be immediately obligated to return the original Note to Holder and any marking of “paid” or other similar marking shall be of no force and effect.

12. Authority. Issuer warrants and represents that the persons or officers who are executing this Note and the other Investment Documents on behalf of Issuer have full right, power and authority to do so, and that this Note and the other Investment Documents constitute valid and binding documents, enforceable against Issuer in accordance with their terms, and that no other person, entity, or party is required to sign, approve, or consent to, this Note.

13. Governing Law; Consent to Forum. This Note shall be governed by the laws of the State of Kansas without giving effect to any choice of law rules thereof; provided, however, that if any of the collateral securing the Indebtedness shall be located in any jurisdiction other than Kansas, the laws of such jurisdiction shall govern the method, manner and procedure for foreclosure of Holder’s security interest, lien or mortgage upon such collateral and the enforcement of Holder’s other remedies in respect of such collateral to the extent that the laws of such jurisdiction are different from or inconsistent with the laws of Kansas. AS PART OF THE CONSIDERATION FOR NEW VALUE THIS DAY RECEIVED, ISSUER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE COURT LOCATED WITHIN JOHNSON COUNTY, KANSAS OR FEDERAL COURT IN THE DISTRICT OF KANSAS, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. ISSUER WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE. ISSUER FURTHER AGREES NOT TO ASSERT AGAINST HOLDER (EXCEPT BY WAY OF A DEFENSE OR COUNTERCLAIM IN A PROCEEDING INITIATED BY HOLDER) ANY CLAIM OR OTHER ASSERTION OF LIABILITY WITH RESPECT TO THIS NOTE, THE OTHER INVESTMENT DOCUMENTS, HOLDER’S CONDUCT OR OTHERWISE IN ANY JURISDICTION OTHER THAN THE FOREGOING JURISDICTIONS.

14. WAIVER OF JURY TRIAL AND COUNTERCLAIMS. TO THE FULLEST EXTENT PERMITTED BY LAW, AND AS SEPARATELY BARGAINED-FOR CONSIDERATION TO HOLDER, ISSUER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY (WHICH HOLDER ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR IN ANY COUNTERCLAIM OF ANY KIND ARISING OUT OF OR OTHERWISE RELATING TO THIS NOTE, THE INDEBTEDNESS, THE COLLATERAL SECURING THE INDEBTEDNESS, OR THE HOLDER’S CONDUCT IN RESPECT OF ANY OF THE FOREGOING.

15. Transfer of Note. Issuer shall not transfer any obligations hereunder without Holder’s prior written consent, which may be withheld in Holder’s sole and absolute discretion. With the prior written consent of Issuer, which shall not be unreasonably withheld, conditioned, or delayed, Holder may participate, sell, assign, transfer or otherwise dispose of all or any portion of its interest in this Note (including Holder’s rights, title, interests, remedies, powers and duties hereunder) to a purchaser, participant, any syndicate, or any other Person (each, a “Note Purchaser”). In connection with any such disposition (and thereafter), Holder may, with adequate safeguards of confidentiality in a manner satisfactory to Issuer, disclose any financial information Holder may have concerning Issuer to any such Note Purchaser or potential Note Purchaser.

16. Further Assurances. Issuer agrees to execute and deliver such further documents and to do such other acts as Holder may request in order to effect or carry out the terms of this Note and the other Investment Documents and the due performance of Issuer’s obligations hereunder and thereunder.

17. Relationship to Security Agreement. This Note shall be entitled to the benefits of, shall be construed in accordance with any Security Agreement securing the Indebtedness.

18. Miscellaneous.

(a) Time is of the essence with respect to this Note.

(b) Issuer hereby waives presentment, demand, protest, and notice of dishonor and protest. No waiver of any right or remedy of the Holder under this Note shall be valid unless in a writing executed by the Holder and any such waiver shall be effective only in the specific instance and for the specific purpose given. All rights and remedies of the Holder of this Note shall be cumulative and may be exercised singly, concurrently, or successively.

(c) Unless otherwise provided herein, any notice required or permitted to be given hereunder shall be given by Issuer to the Holder or the Holder to the Company in accordance with the Convertible Notes Purchase Agreement.

(d) Any provision of this Note that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(e) This Note and the other Investment Documents collectively: (i) constitute the final expression of the agreement between Issuer and Holder concerning the Indebtedness; (ii) contain the entire agreement between Issuer and Holder respecting the matters set forth herein and in the other Investment Documents; and (iii) may not be contradicted by evidence of any prior or contemporaneous oral agreements or understandings between Issuer and Holder. Neither this Note nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing executed by the party against which enforcement of the termination, amendment, supplement, waiver or modification is sought.

(f) If there is a conflict between or among the terms, covenants, conditions or provisions of this Note and the other Investment Documents, then any term, covenant, condition and/or provision that Holder may elect to enforce from time to time so as to enlarge the interest of Holder in its security for the Indebtedness, afford Holder the maximum financial benefits or security for the Indebtedness, and/or provide Holder the maximum assurance of payment of the Indebtedness and the Indebtedness in full, shall control. ISSUER ACKNOWLEDGES AND AGREES THAT IT HAS BEEN PROVIDED WITH SUFFICIENT AND NECESSARY TIME AND OPPORTUNITY TO REVIEW THE TERMS OF THIS NOTE AND EACH OF THE INVESTMENT DOCUMENTS WITH ANY AND ALL COUNSEL IT DEEMS APPROPRIATE, AND THAT NO INFERENCE IN FAVOR OF, OR AGAINST, HOLDER OR ISSUER SHALL BE DRAWN FROM THE FACT THAT EITHER SUCH PARTY HAS DRAFTED ANY PORTION OF THIS NOTE OR ANY OF THE INVESTMENT DOCUMENTS.

(g) The terms “include”, “including” and similar terms shall be construed as if followed by the phrase “without being limited to.” The term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” Words of masculine, feminine or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural number, and vice versa. All article, section, schedule, and exhibit captions are used for convenient reference only and in no way define, limit or describe the scope or intent of, or in any way affect, any such article, section, schedule, or exhibit. Unless the context of this Note clearly requires otherwise, references to the plural include the singular, references to the singular include the plural. Any reference in this Note or in the Investment Documents to this Note or to any of the Investment Documents shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements thereto and thereof, as applicable. An Event of Default shall “continue” or be “continuing” until such Event of Default has been waived in writing by Holder or completely cured in accordance with the terms of the applicable Investment Documents.

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IN WITNESS WHEREOF, Issuer has executed and delivered this Note as of the date first stated above.

ISSUER: WITS BASIN PRECIOUS MINERALS INC. By: Name: Title: